© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.

January, 7 2013
Biotech Showcase

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
2
This presentation contains forward-looking statements. Forward-looking statements are generally identifiable by the use of words like "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend,"
or "project" or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties outside of the our control that can make such statements untrue, including, but not limited to, inadequate capital, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, termination of contracts or agreements, technological obsolescence of our products, technical problems with our research and products, price increases for supplies and components, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this presentation regarding our ongoing research and development and the results attained by us to-date have not been evaluated by the Food and
Drug Administration. There can be no assurance that further research and development, and/or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies.
Further, there can be no assurance that the necessary regulatory approvals will be obtained or that we will be able to develop new products on the basis of our technologies. In addition, other factors that could cause actual results to differ materially are discussed in our Annual Report on Form 10-K filed with the SEC on
March 29, 2012 and our most recent Form 10-Q filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. We undertake no obligation to publicly update or revise our forward-looking statements as a result of new information, future events or otherwise.
Safe Harbor

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Alliqua Strategic Vision
To improve patient care and quality of life
across a broad range of market segments,
including wound healing, through the
innovation and commercialization of topically
and systemically delivered biotherapeutics
using our proprietary hydrogel technology.

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Corporate Snapshot
  Went public 2010
  Marketed products
  SilverSeal® antimicrobial dressing
  Hydress® non-medicated dressing
  Expand portfolio via strategic in-licensing, internal
 development
  Three businesses
  Alliqua Biomedical (drug delivery)
  AquaMed Technologies (wound healing, contract research)
  Hepalife (bio-artificial liver system)

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.

Three Distinct Market Segments
5
Alliqua, Inc.
Hepalife
Biosystems
Hydrogel Platform
Businesses
AquaMed
Technologies
Wound Healing
Alliqua
Biomedical
Drug Delivery
Bio-Artificial
Liver

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Hydrogel Platform:
Foundation of Alliqua and AquaMed
  Cross-linked aqueous polymer gel on
 colloidal sheets
  Numerous chemical configurations
 and physical properties
  3D cross-linked networks of water-
 soluble polymers
  Electron beam cross-linked
  Up to 97% water composition
  Proprietary manufacturing processes
Versatile Transdermal Drug
Delivery Technology

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Alliqua Biomedical Business Unit
  Current products: SilverSeal® and Hydress®
  HCPCS reimbursement designations*
  Next steps: expand infrastructure and product
 lines
  Pre-operative and post-operative dressings
  Gram positive antibiotics
  Enyzmatic debridement agents
  Biological modulators
  Explore non-traditional markets: military, global
 health initiatives

* Note: Local coverage determinations for all Medicare jurisdictions allow for daily use of product.

U.S. Wound Care Market (in millions)

Diabetic Ulcers
Pressure Sores
Venous Stasis Ulcers
Post Surgical Dressings

Alliqua
A Biomedical Products Company

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.

Wound Care:
Market Size
  1.3M new cases of diabetic foot
 ulceration annually2
  2.5M treated for pressure sores annually
 (60,000 die from complications)3
  600,000 Americans treated annually for
 venous stasis ulcers4
  48M inpatient surgical procedures
 performed annually5
  400,000 moderate-severe burns
 annually, 40,000 require hospitalization6
U.S. Wound Care Market
Increasing to $2.8B by 20161
1  Millennium Research Group (MRG) US Markets for Wound Care Biomaterials 2012 report
2  GlobalData presentations 2012 ADA Scientific Sessions
3  American Geriatric Society: State of the Art: Pressure Ulcers; May 2012
4  Hankin etal, Clinical and Cost Efficacy of Advanced Wound Care Matrices for Venous Ulcers; Vol. 18, No. 5 June 2012
 Journal of Managed Care Pharmacy
5 CDC National Hospital Discharge Survey: 2009 table, Procedures by selected patient characteristics - Number by procedure category and age
6 WHO Burn Fact Sheet May 2012

SILVER
SEAL

Alliqua™
A Biomedical Products Company

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Wound Care:
SilverSeal®
  Manages bacterial burden
  Continuous antimicrobial
 protection
  Superior fluid management
  No need to pre-wet or re-wet
  7 day wear time
  Provides moist environment
  Very comfortable, painless
 application and removal
  Cost effective

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Wound Care:
Hydress ®
  Non-medicated dressing
  Improved wound healing
  Highly breathable
  Non-bonding
  Thin physical profile
  Very comfortable
  Class I exempt device,
 no FDA submission required

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Manufacturing Facilities
  16,500 sq. ft. facility in PA
  1 of 2 manufacturers in the world
  Can handle significant growth
  FDA registered
  cGMP compliant
  High barrier to entry
  Expensive to replace
  2 - 3 year lead time
  Proprietary processes

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Contract Research Business Unit
  Revenue generator poised for growth
  Hydrogel is applicable to a wide range of
 products:
  Wound healing: basic moist dressings, advanced
 dressings incorporating actives or drugs
  Cosmetics
  Conductive adhesives
  Temperature control
  Drug delivery: passive, iontophoretic
  Current revenue stream derived from CRO
 business

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Hepalife Business Unit
  HepaMate™ extracorporeal cell-
 based bioartificial liver system
  Seeking to monetize asset

2012 Revenues

Wound Care
Contract Manufacturing

2017 Revenues

Wound Care, Drug Delivery, Proprietary Therapeutics
Contract Manufacturing

Alliqua™
A Biomedical Products Company

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Business Unit Evolution
Five Year Plan

99%
10%

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Seasoned Management
  James Sapirstein- President and CEO
  Eli Lilly, Hoffman-LaRoche, Bristol-Myers Squibb, Gilead,
 Serono Labs, Tobira
  Involved in launch and/or market positioning of 23
 products including Viread, Toradol, Rocephin, Maxipime,
 Videx EC
  Steve Berger - CFO
  Harborview Advisors, Global/CHC Worldwide,
 Morgan Harris & Co,
  Joseph Laudano - Medical Affairs
  Hoffmann-LaRoche, Forest Labs

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Board of Directors
  Jerome Zeldis
  Chairman, Alliqua BOD;
 CMO, Celgene
  David Johnson
  Exec Chair, AquaMed
 Technologies; Former CEO,
 Convatec
  Joe Leone
  Audit committee chairman;
 Former CFO, CIT Group
  Ken Londoner
  Endicott Management
 Partners
  Kenneth Pearsen, M.D.
  Western New York
 Radiology Associates
  Richard Rosenblum
  Harborview Advisors
  James Sapirstein
  Alliqua, Inc.
  Jeffrey Sklar
  Sklar, Heyman and
 Company
  David Stefansky
  Harborview Advisors

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Expert Scientific Advisors
  Stephen Brigido, DPM
  Foot and ankle surgeon, Coordinated Health
  Michael Goldberg, MD
  Managing partner, Montaur Capital Partners
  Michael Moore, MD, FACCWS
  Medical Director, Wound Institute & Research Center
  Harold Schoenhaus, DPM
  Professor, Temple University School of Podiatric
 Medicine
  Charles Wolff, DPM, FACFAS
  Director, Podiatric Medicine & Surgery, Nyack Hospital

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Investment Opportunity
  Multibillion dollar market segments
  Comparable companies in space have raised
 significant funds at much higher valuations
  GMP Manufacturing facility - primed for vertical
 integration
  Experienced management and Board of Directors
  Past investors participating in future rounds
  Support of majority of shareholder base
  Clean balance sheet; no debt

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.

Thank you for your
attention

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Back Ups

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Company History
  Hydrogel Design Systems founded December
 1996
  Company restructured and renamed Aquamed
 Technologies 2009
  Aquamed Technologies reverse merged into
 Alliqua May 2010
  Acquired 510k for SilverSeal® October 2011
  Completed validation processes June 2012

© 2010 Copyright Alliqua, Inc. All Rights Reserved. The contents of this document are proprietary.
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Reimbursement
  The Company has received HCPCS designations
 for the SilverSeal® and Hydress®:
  SilverSeal®
  Size: 2X3
  HCPCS: A6242
  Minimum reimbursement amount: $6.51
  Size: 4X5
  HCPCS: A6243
  Minimum reimbursement amount: $13.23
  Hydress®
  Size: 2X3
  HCPCS: A6242
  Minimum reimbursement amount: $6.51
Note: Local coverage determinations for all Medicare jurisdictions allow for daily use of product.